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                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                       OF

                          EDISON SAULT ELECTRIC COMPANY








                            Effective January 1, 1992

                          Amended as of August 17, 1995


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                                                           TABLE OF CONTENTS
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                                                                        PAGE
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ARTICLE I      Definitions                                                1

ARTICLE II     Membership                                                 5

ARTICLE III    Amount and Payment of Benefits                             6

ARTICLE IV     Administration                                             9

ARTICLE V      General Provisions                                        10

ARTICLE VI     Amendment or Termination                                  13


APPENDIX



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                                                                INTRODUCTION
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The Supplemental Executive Retirement Plan of Edison Sault Electric Company
(hereinafter referred to as the "Plan") has been authorized by the Board of Directors of Edison Sault Electric Company to be applicable effective on and after January 1, 1992. The Plan is maintained by Edison Sault Electric Company primarily for the purpose of providing pension benefits that would otherwise not be allowable under applicable Internal Revenue Service regulations for a select group of highly-compensated Company officers. The Plan reads as hereinafter set forth.



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                                                                    ARTICLE I
                                                                  DEFINITIONS
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The following definitions, set forth in alphabetical order, are used throughout the Plan. Whenever the words or phrases have initial capital letters in the Plan, a special definition for those words or phrases is set forth below.

1.00 "APPENDIX" means the appendix attached to and made a part of this Plan as applicable to the Designated Executive identified in such Appendix.

1.01 "AVERAGE FINAL COMPENSATION" means the average annual Compensation of a Participant during the five full calendar years of employment affording the highest such average, or the average of his Compensation for all full calendar years of employment, if less than five.

1.02   "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

1.03 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.04   "COMMITTEE" shall mean the administrative committee appointed pursuant to
       Article IV to administer the Plan.

1.05 "COMPANY" shall mean Edison Sault Electric Company or any successor by merger, purchase or otherwise, with respect to its employees and any other subsidiary or affiliated corporation which, with the approval of the Board of Directors and subject to such conditions as it may impose, adopts this Plan, and any successor or successors of any of them.

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                                                                   ARTICLE I
                                                                 DEFINITIONS
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1.06   "COMPENSATION" shall mean the total cash remuneration paid to a
       Participant for services rendered to the Company, determined prior to any pre-tax contributions under a qualified cash or deferred arrangement (as defined under Section 401(k) of the Code and regulations thereunder), or under a "cafeteria plan" (as defined under Section 125 of the Code and regulations thereunder).

1.07 "DESIGNATED EXECUTIVE" shall mean any officer designated by the Board of Directors as being eligible to participate in the Plan.

1.08   "EFFECTIVE DATE" shall mean January 1, 1992.

1.09   "EXCESS BENEFITS" shall mean the difference between;

       (a) the normal form of benefit which would be payable to or on behalf of the Participant under the Pension Plan as if those provisions of the Pension Plan providing for the limitation of benefits in accordance with Section 415 of the Code were inapplicable and,

       (b) the normal form of benefit actually payable to or on behalf of the Participant under the Pension Plan.

1.10 "NORMAL RETIREMENT DATE" shall mean the first day of the calendar month coinciding with or immediately next following the Participant's 65th birthday.

1.11 "PARTICIPANT" shall mean any Designated Executive included in the Plan as provided in Article II.

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                                                                  ARTICLE I
                                                                 DEFINITIONS
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1.12   "PENSION PLAN" shall mean the Pension Plan for Management Employees of
       Edison Sault Electric Company.

1.13 "PLAN" shall mean the Supplemental Executive Retirement Plan of Edison Sault Electric Company, as described herein or as hereafter amended.

1.14 "PRIOR SERVICE BENEFITS" shall mean any amount payable to a Designated Executive pursuant to Section 3.02(c).

1.15 "PRIOR SERVICE CREDIT" shall mean additional service made available by the Board of Directors with respect to previous employment deemed to be of specific value to the Company and earned by Designated Executives pursuant to Section 3.02(c)(ii).

1.16 "RETIREE" shall mean a Participant retired under the Pension Plan on a normal, late or early retirement benefit.

1.17 "SERVICE" shall mean the period of a Participant's employment with the Company, measured in years and months, with a month of Service being credited for each calendar month of more than fifteen days of employment.

1.18 "SOCIAL SECURITY BENEFIT" shall mean the annual old-age or disability insurance benefit which the Participant is entitled to receive under Title II of the Social Security Act as in effect on the date he retires or otherwise terminates employment, or which he would be entitled to receive if he did not disqualify himself from receiving Social Security Benefits

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                                                                   ARTICLE I
                                                                 DEFINITIONS
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       by entering into covered employment or for any other reason.  In the case of a normal or late retirement benefit, the Social Security Benefit shall be computed on the assumption that the Participant will receive no income after termination of employment, or age 65, if earlier, which would be treated as wages for purposes of the Social Security Act. In the case of an early retirement, the Social Security Benefit shall be computed on the assumption that the Participant will continue to receive compensation until age 65 which would be treated as wages for purposes of the Social Security Act at the same rate as in effect on his termination of service with no increase after that event in the maximum taxable wage base. In computing any Social Security Benefit, no wage index adjustment or cost-of-living adjustment shall be assumed with respect to any period after the end of the calendar year in which the Participant retires or terminates service. The Participant's Social Security Benefit shall be determined on the basis of the his actual earnings, where available from Company records, in conjunction with a salary increase assumption based on the actual yearly change in national average wages as determined by the Social Security Administration for all other years prior to retirement or other termination of employment with the Company where actual earnings are not so available.

1.19 "SUPPLEMENTAL BENEFITS" shall mean any amount payable to a Designated Executive pursuant to Section 3.02(b).

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                                                                  ARTICLE II
                                                                  MEMBERSHIP
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2.01   Every Designated Executive shall become a Participant on the later of the
       Effective Date, or the date he is so designated by the Company.

2.02 A Designated Executive's participation in the Plan shall terminate if his employment with the Company terminates, unless at that time the Participant is a Retiree.

2.03 Through the adoption of an Appendix to this Plan, the Board of Directors shall define each Designated Executive's level of Plan participation with respect to his eligibility for Excess Benefits, Supplemental Benefits and Prior Service Benefits.

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                                                                 ARTICLE III
                                              AMOUNT AND PAYMENT OF BENEFITS
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3.01   Except as otherwise provided in Section 3.05 hereof, Plan benefits shall be payable by the Company only with respect to Participants who become Retirees. Such benefits shall be payable from the general assets of the Company or from the trust the Company establishes for such purpose, or from both, in monthly installments commencing on the first day of any month commencing after the Participant's retirement under the Pension Plan, and ceasing with the last monthly payment prior to the Participant's death, subject to the provisions of Section 3.03 hereof.

3.02   BENEFITS UPON RETIREMENT

          Subject to the provisions of the applicable Appendix, eligible Designated Executives shall be eligible to receive Plan benefits equal to the sum of (a), (b) and (c), below.

          (a)  EXCESS BENEFITS
               In the event a Designated Executive who is eligible to receive an early, normal or late retirement benefit from the Pension Plan is also eligible to receive Excess Benefits as defined in Section 1.09, such Excess Benefits shall be payable in accordance with Sections 3.03 and 3.04.

          (b)  SUPPLEMENTAL BENEFITS
               In the event a Designated Executive retires and becomes eligible to receive an early, normal or late retirement benefit from the Pension Plan, such Designated Executive shall also be eligible to receive Supplemental Benefits equal to (i) minus (ii), where,

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                                                                 ARTICLE III
                                              AMOUNT AND PAYMENT OF BENEFITS
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               (i)    equals (aa) 1.6% of his Average Final Compensation
                      multiplied by Service to Normal Retirement Date (maximum 35 years), assuming no change in Compensation, minus (bb) 1.667% of his Social Security Benefits multiplied by Credited Service to Normal Retirement Date (maximum 30 years), multiplied by (cc) the ratio of the Participant's Service at the date of calculation to the Service he would have at his Normal Retirement Date, assuming continued membership in the Plan.

               (ii) equals the sum of (aa) the normal form of benefit payable to the Participant under the Pension Plan and (bb) his Excess Benefits.

          (c)  PRIOR SERVICE BENEFITS

               In the event a Designated Executive retires and becomes eligible to receive an early, normal or late retirement benefit from the Pension Plan, such Designated Executive shall also be eligible to receive Prior Service Benefits based on an additional accrued benefit equal to the product of (i) and (ii), where

               (i)    equals 1.6% of his Average Final Compensation,

               (ii) equals up to five years of Prior Service Credit to be earned concurrently with and in the same manner as Service following the later of the Designated Executive's date of hire, or a date to be established by the Board of Directors.

3.03   FORM OF BENEFIT PAYMENTS

          Except as provided in the following paragraph, the benefits payable to or on behalf of a Participant as determined under Section 3.02 shall be paid in the same form as the Participant's Pension Plan benefit, except that in the event the Participant elects a level

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                                                                 ARTICLE III
                                              AMOUNT AND PAYMENT OF BENEFITS
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          income, Option C under the Pension Plan, the benefits payable under this Plan shall be in the form of an Option A or an Option B with his spouse as Co-pensioner.

          Subject to the approval of the Board of Directors, a Participant eligible to retire under the Plan may request to receive an optional form of payment otherwise not provided for under this Section 3.03, provided such option shall be actuarially equivalent to the benefit otherwise payable hereunder, as determined in accordance with Section
          1.15 of the Pension Plan in effect at the date of commencement.

3.04   TIME OF BENEFIT PAYMENTS

          Benefits due under this Plan shall be paid coincident with the payment date of benefits under the Pension Plan or at such other time or times as the Committee in its discretion determines.

          A Participant whose retirement benefit under the Pension Plan commences prior to attaining his Normal Retirement Date but after attaining age 55, shall receive his supplemental benefit commencing on the date payments under the Pension Plan commence. In such case, the annual amount of the Participant's supplemental benefit, prior to any adjustment for a benefit payable in a form described in Section 3.03 hereof, shall be equal to the benefit determined under Section 3.02 hereof and otherwise payable at his Normal Retirement Date but reduced in the same manner as his Pension Plan benefit.

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                                                                 ARTICLE III
                                              AMOUNT AND PAYMENT OF BENEFITS
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3.05   REEMPLOYMENT

          If a Retiree is restored to employment with the Company, the monthly payments under the Plan shall be discontinued and, upon subsequent retirement from employment with the Company, the Participant's benefits under the Plan shall be reinstated. In the event the employee again becomes a Participant, upon subsequent retirement or other termination, his benefit shall be recomputed in accordance with the above Sections, as applicable, and shall again become payable in accordance with the provisions of the Plan.

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                                                                 ARTICLE IV
                                                             ADMINISTRATION
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The Plan shall be administered by the Compensation Committee of the Board of
Directors. The Committee shall keep a written record of its actions and proceedings regarding the Plan and all dates, records, and documents relating to the administration of the Plan.

The Committee is authorized to interpret the Plan, to make, modify, and rescind such administrative rules as it deems necessary for the proper implementation of the Plan, to make all other determinations necessary or advisable for the administration of the Plan and to correct any deficit or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan into effect.

Notwithstanding the foregoing the Committee may obtain advice from counsel, actuaries, accountants or other consultants, who may, but need not be, counsel, actuaries, accountants or other consultants to the Company, with respect to any of the duties or obligations of the Committee hereunder, and the preparation of any data or documentation required by the Committee in the performance of its duties hereunder.

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                                                                    ARTICLE V
                                                           GENERAL PROVISIONS
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5.01   The establishment of the Plan shall not be construed as conferring any legal rights upon any Designated Executive or other person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any Designated Executive and to treat him without regard to the effect which such treatment might have upon him as a Participant of the Plan.

5.02 In the event that the Committee shall find that a Participant is unable to care for his affairs because of illness or accident, the Committee may direct that any benefit payment due him, unless claim shall have been made therefor by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he reside, and any such payment so made shall be a complete discharge of the liabilities of the Plan therefor.

5.03 The Company shall have the right to deduct from each payment to be made under the Plan any required withholding taxes.

5.04 Subject to any applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void, nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.05 In the event that a Participant shall at any time be convicted for a crime involving dishonesty or fraud on the part of such Participant in his relationship with the Company, all benefits which would otherwise be payable to him under the Plan shall be forfeited.

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                                                                    ARTICLE V
                                                           GENERAL PROVISIONS
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5.06   (a)     All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Company, to the extent not paid by a grantor trust established pursuant to paragraph (b) below.

          (b)  The Company may, for administrative reasons, establish a grantor
               trust for the benefit of Plan Participants.   The assets of said
               trust will be held separate and apart from the other Company funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

               (i) the creation of said trust shall not cause the Plan to be other than "unfunded" for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended;

               (ii) the Company shall be treated as the "grantor" of said trust for purposes of Section 671 and 677 of the Code; and

               (iii) said trust agreement shall provide that its assets may be used to satisfy claims of the Company's general creditors, provided that the rights of such general creditors are enforceable under federal and state law.

5.07 The Company may employ an insurance carrier to provide for the payment of certain benefits hereunder. In no event may the use of an insurance carrier result in the taxable income to a Designated Executive or his beneficiary prior to the commencement of benefits hereunder.

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                                                                    ARTICLE V
                                                           GENERAL PROVISIONS
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5.08   The Plan is intended to constitute an unfunded deferred compensation arrangement for a select group of management or highly compensated employees and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Michigan.

5.09   The masculine pronoun shall mean the feminine wherever appropriate.

                                         -13-

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                                                                    ARTICLE VI
                                                     AMENDMENT OR TERMINATION
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The Company reserves the right to modify or to amend, in whole or in part, or to terminate, this Supplemental Executive Retirement Plan at any time. However, no modification, amendment or termination of the Plan shall adversely affect the right of any Participant to receive the benefits earned under the Plan as of the later of the date the Plan is amended or terminated or the date such amendment or termination is adopted.


                                         -14-

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                                    APPENDIX

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                       OF
                          EDISON SAULT ELECTRIC COMPANY

1.     The provisions of this Appendix shall apply to
                                (hereinafter referred to as the "Designated
       Executive") and shall be effective                , 19        .

2. Upon satisfying otherwise applicable eligibility criteria and subject to all other Plan provisions, the Designated Executive shall be eligible to receive:

       a. ( )      Excess Benefits pursuant to Section 3.02(a).

       b. ( )      Supplemental Benefits pursuant to Section 3.02(b).

       c. ( ) Prior Service Benefits pursuant to Section 3.02(c) and taking into account up to (i)
                   years of Prior Service Credit to be earned on an after
                   (ii)                  , 19     .